 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): April 4, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, Amyris, Inc. (the “Company”) is party to a Loan and Security Agreement, dated June 29, 2018, as subsequently amended on August 24, 2018, November 14, 2018 and December 14, 2018 (as amended, the “LSA”), by and among the Company, certain of its subsidiaries and GACP Finance Co., LLC (“GACP”), as administrative agent and lender. The provisions of the LSA were previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 2, 2018 (the “Prior 8-K”), in Note 4, “Debt” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018, filed with the SEC on November 15, 2018 (the “10-Q”), in Part II, Item 5 of the 10-Q, and in a Current Report on Form 8-K filed by the Company with the SEC on December 19, 2018, and all of such disclosure is incorporated herein by reference.

On April 4, 2019, in connection with GACP granting certain consents and waivers under the LSA, the Company and GACP entered into a fourth amendment to the LSA, pursuant to which (i) effective December 31, 2018, the conditions relating to a potential Maturity Date (as defined in the Prior 8-K) of January 12, 2019 were eliminated, such that the loans under the LSA would have a maturity date of July 1, 2021, (ii) certain Company intellectual property was removed from the lien granted by the Company to GACP under the LSA, (iii) the Company’s ability to obtain the Incremental Term Loan Facility (as defined in the Prior 8-K) was eliminated, (iv) the Company’s reinvestment rights with respect to mandatory prepayments upon asset sales were eliminated, (v) the Company’s ability to pay interest and principal on other indebtedness without the consent of GACP was restricted and (vi) the Company agreed to maintain at all times at least $15 million of unrestricted, unencumbered cash subject to a control agreement in favor of GACP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: April 10, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer